UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 27, 2023
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              Regal Rexnord Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Introductory Note

On March 27, 2023, Regal Rexnord Corporation (“Regal Rexnord" or the "Company”) filed a Current Report on Form 8-K (the “Closing Form 8-K”) regarding, among other events, the consummation of the previously announced acquisition of Altra Industrial Motion Corp., a Delaware corporation (“Altra”). Pursuant to and subject to the terms and conditions of the Agreement and Plan of Merger, dated as of October 26, 2022 (as amended, supplemented or modified from time to time, the "Merger Agreement"), Aspen Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Regal Rexnord (“Merger Sub”), merged with and into Altra (the “Merger”), with Altra surviving the Merger as a wholly owned subsidiary of Regal Rexnord. This Current Report on Form 8-K/A is being filed solely for the purpose of amending Items 9.01(a) and 9.01(b) of the Closing Form 8-K and should be read in conjunction with the Closing Form 8-K. The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the Merger had occurred on the relevant date, and is not intended to project the future results or the financial condition that the Company may achieve following the Merger.

Item 9.01.    Financial Statements and Exhibits.
(a)    Financial statement of business acquired

The audited consolidated balance sheets of Altra as of December 31, 2022 and 2021, and the related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for each of the years ended December 31, 2022 and 2021, and the notes related thereto, which were included in Altra’s Annual Report on Form 10-K filed on March 1, 2023, are incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)    Pro forma financial information

The combined company unaudited pro forma condensed combined financial information of the Company and Altra for the three months ended March 31, 2023 and for the year ended December 31, 2022, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(c)    Not Applicable

(d)    Exhibits. The following exhibits are being filed herewith:

Exhibit Index to Report on Form 8-K/A

Exhibit Number	Exhibit Description
23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Altra.
99.1
Audited consolidated balance sheets of Altra as of December 31, 2022 and 2021 and the related consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for each of the years ended December 31, 2022 and 2021, and the notes related thereto (incorporated herein by reference to Altra’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 1, 2023).

99.2
The combined company unaudited pro forma condensed combined financial information of the Company and Altra for the three months ended March 31, 2023 and for the year ended December 31, 2022, and the notes related thereto.

104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: June 5, 2023          By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Executive Vice President, General Counsel and Secretary